SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2009

Webster Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Webster Plaza, Waterbury, Connecticut	06702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 465-4364

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03  Material Modification to Rights of Security Holders.

At a special meeting on December 10, 2009 (the “Special Meeting”), shareholders of Webster Financial Corporation (“Webster” or the “Company”) approved an amendment (the “Amendment”) to Webster’s Second Restated Certificate of Incorporation (the “Certificate”) to remove Subsection 2 of Article 10 of the Certificate.  That subsection previously prohibited any shareholder from voting more than 10% of the voting securities of Webster unless the acquisition of such voting power was approved by two-thirds of Webster’s shareholders.  Because this amendment was approved by Webster’s shareholders, holders and acquirors of Webster’s voting stock will no longer be prevented from acquiring more than 10% of the voting power without obtaining prior shareholder consent.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Amendment, a description of which is set forth in item 3.03 and is incorporated herein by reference, is attached as Exhibit 3.1.

Item 8.01 Other Events.

At the Special Meeting, Webster shareholders approved two proposals related to the Company’s previously announced $115 million investment by Warburg Pincus. Shareholders authorized: (i) the Amendment, a description of which is set forth in item 3.03 and is incorporated herein by reference (Proposal 1), (ii) the issuance of Webster common stock in connection with the conversion of the preferred stock and the exercise of warrants issued to Warburg Pincus, as required by the rules of the New York Stock Exchange (Proposal 2), and (iii) the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there had been insufficient votes at the time of the Special Meeting to adopt Proposals 1 and 2 (Proposal 3).

The votes tabulated by an independent inspector of election for the above-listed proposals were as follows:

Proposal 1

Shareholders cast 55,618,799 votes for, 1,894,113 votes against and 271,634 abstentions.

Proposal 2

Shareholders cast 55,535,427 votes for, 1,996,293 votes against and 252,827 abstentions.

Proposal 3

Shareholders cast 51,975,282 votes for, 5,626,683 votes against and 182,581 abstentions.

The press release announcing the results of the Special Meeting is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

          (d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Second Amended and Restated Articles of Incorporation
99.1	Press Release dated December 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

Date: December 11, 2009.	By:	/s/ Harriet Munrett Wolfe
	Name:	Harriet Munrett Wolfe
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Second Amended and Restated Articles of Incorporation
99.1	Press Release dated December 10, 2009